UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 24, 2010
Date of earliest event reported: November 24, 2010

First Wind Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34935	26-2583290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

179 Lincoln Street, Suite 500
Boston, MA 02111
(Address of principal executive offices, including zip code)

617-960-2888
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting

On November 24, 2010 First Wind Holdings Inc., notified The Nasdaq Stock Market LLC that it will file with the Securities and Exchange Commission a notification on Form 25 to delist from The Nasdaq Stock Market LLC and withdraw from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, its Class A Common Stock, par value $0.001 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wind Holdings Inc.

By:	/s/ Paul H. Wilson, Jr.
	Name:	Paul H. Wilson, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Date: November 24, 2010